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                                                                  Exhibit 10.0

FLEET CREDIT CORPORATION                                      PLEDGE AGREEMENT


SECURED PARTY: FLEET CREDIT CORPORATION     DEBTOR: T CELL SCIENCES, INC.
               a Rhode Island Corporation           115 Fourth Avenue
               50 Kennedy Plaza                     Needham, Massachusetts 02194
               Providence, Rhode Island 02903-2305


        1. PLEDGE OF COLLATERAL. Debtor hereby pledges and grants to Secured Party and its successors and assigns a continuing security interest in and to the Collateral (hereinafter defined) to secure the due and punctual payment and performance of all of the Obligations (hereinafter defined). As used herein, the term "OBLIGATIONS" shall mean and include the following: (a) the due and punctual payment and performance of all of Debtor's obligations under that certain MASTER EQUIPMENT LEASE AGREEMENT NO. 31816, dated as of AUGUST 5, 1994, to Secured Party (the "AGREEMENT"); (b) the performance of all obligations contained herein; and (c) the performance of all other obligations and all other indebtedness and liabilities of Debtor to Secured Party, of every kind and description, now existing or hereafter arising, direct or indirect, secured or unsecured, joint or several, absolute or contingent, due or to become due, whether for payment or performance, regardless of how the same arise or by what instrument, agreement or book account they may be evidenced, including without limitation any such indebtedness and liabilities of Debtor to others which may now or hereafter be obtained by Secured Party through purchase, negotiation, discount, transfer, assignment or otherwise. As used herein, the term "COLLATERAL" shall mean and include the following described property, together with any documents, certificates, negotiable or non-negotiable instruments and any other writing evidencing the Collateral or by which any deposit, transfer negotiation, roll-over, renewal, substitution, withdrawal or other disposition may be made with respect to the collateral (the "DOCUMENTS") and all proceeds of and interest on any of the foregoing now existing or thereafter deposited, credited, issued or arising therefrom:

        That certain Certificate of Deposit No. B421382, issued by Fleet Bank of Massachusetts, National Association, together with all renewals thereof or substitutions therefor, and all checks or other instruments representing the same or purchased with the proceeds thereof and all proceeds of and interest in any of the foregoing, whether now existing or hereafter deposited, credited, issued or arising.

All capitalized terms used herein and not otherwise defined herein shall have the meanings set forth or referred to in the Agreement.

        2. DOCUMENTS. All Documents, now or hereafter evidencing any Collateral, shall be delivered into the possession of Secured Party so that Secured Party may perfect its security interest therein, and shall contain such endorsements or assignments as Secured Party may in its sole discretion deem necessary or advisable. Secured Party agrees that it will, from time to time upon the written request of Debtor, accept a substitute or replacement Document for any item of Collateral which has matured; PROVIDED, HOWEVER, that such substitute or replacement document shall: (a) contain such endorsements or assignments as Secured Party may in its sole discretion deem necessary or advisable; (b) be issued by an institution acceptable in all respects to Secured Party, in its sole discretion; and (c) be in an amount not less than the redemption value of the item of Collateral being replaced. For so long as any of the Obligations remain outstanding: (i) Debtor shall take no action of any kind whatsoever with respect to the Collateral without Secured Party's prior written consent; and
(ii) Secured Party is hereby irrevocable authorized and appointed as agent and attorney-in-fact of Debtor, which appointment is coupled with an interest, to sign and deliver such documents, endorsements and instruments, including, but not limited to the Documents, and to take all such action in the name of Debtor or Secured Party, as Secured Party may in its sole discretion deem necessary or advisable to perfect, preserve or enforce its interest in and lien on the Collateral. If all or any part of the Collateral shall be or remain in the hands of a third party with the consent of Secured Party, Debtor shall execute and deliver to and obtain from such third party a NOTICE AND ACKNOWLEDGMENT OF ASSIGNMENT in the form of EXHIBIT A hereto, and Secured Party shall be under no obligation to release any funds under the Agreement until said Notice has been duly executed and delivered by such third party to Secured Party.

        3. INTEREST; INCOME AND DIVIDENDS; VOTING RIGHTS; TAXES AND OTHER CHARGES. Unless and until there shall be a default hereunder or under the Agreement, Debtor shall be entitled to receive all interest, income and dividends, if any, when and as payable on the Collateral; PROVIDED, HOWEVER, that if any of the Collateral shall be comprised of equity securities ("SECURITIES"), all stock dividends or securities resulting from a stock split or reclassification of such Securities, including all Documents with respect thereto, shall be delivered to Secured Party to be retained by Secured Party as Collateral hereunder. Debtor shall have sole voting and consensual rights with respect to such Securities, except that Debtor shall not have the right to vote or consent in any way that would result in violation of this Pledge Agreement. Debtor shall pay prior to delinquency all taxes, charges, liens and assessments against any of the Collateral and, upon Debtor's failure to do so, Secured Party may, at its option, pay such charges and shall be the sole judge of the legality and validity thereof and the amount so paid shall become an Obligation hereunder.

        4. REPRESENTATIONS; WARRANTIES; COVENANTS AND AGREEMENTS. For so long as any obligations remain outstanding, Debtor hereby represents, warrants, covenants and agrees that: (a) if Debtor is a business organization, Debtor is duly organized, validly existing and in good standing under the laws of its state of organization as set forth in the introduction hereof, and is duly qualified to do business as a foreign business organization and in good standing under the laws of each other jurisdiction in which its business or properties require such qualification; (b) Debtor shall have full power to enter into and perform this Pledge Agreement and has taken all necessary action to authorize the execution, delivery and performance of this Pledge Agreement;
(c) this Pledge Agreement constitutes the legal, valid and binding obligation of Debtor, enforceable in accordance with its terms, subject to bankruptcy, insolvency or other similar laws affecting the rights of creditors generally;
(d) the execution, delivery and performance of this Pledge Agreement will not violate any law, treaty or regulation applicable to Debtor, any of Debtor's governing documents, any order or decree of any court, arbitrator or governmental agency, or any contractual undertaking to which Debtor is a party or by which Debtor may be bound; (e) no consents, licenses, approvals or authorizations of, exemptions by or registrations or declarations with, any governmental authority are required with respect to this Pledge Agreement; (f) Debtor shall have title to the Collateral free and clear of all liens and encumbrances except the interests created hereby; and (g) Secured Party shall have the absolute and unqualified right to sell, at public or private sale, or otherwise dispose of the Collateral, in whole or in Part, without restriction, contingent only upon the conditions set forth in this Pledge Agreement.


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        5. PLEDGE UNCONDITIONAL. No invalidity, irregularity of
unenforceability of all or part of the Obligations or of any security therefor shall affect, impair or be a defense to the enforcement of this Pledge Agreement. The Obligations of Debtor hereunder shall be absolute and unconditional, and shall not be released, discharged or in any way affected by:
(a) any amendment or modification of, or supplement to the Agreement or the discharge or release, in whole or in part of any party thereto or any party otherwise responsible for the payment and performance of any of the Obligations; (b) any exercise or non-exercise of any right, remedy or privilege hereunder or under the Agreement, or any other instrument provided for in the Agreement, or any waiver, consent, extension, indulgence or other action or inaction with respect to any such instrument; (c) the institution of any bankruptcy, insolvency, reorganization, debt arrangement, readjustment, composition, receivership or liquidation proceedings by or against any party hereto or to the Agreement; or (d) any assumption by any third party of the obligations under the Agreement, or any assignment by Secured Party.

        6. DEFAULT; REMEDIES. It shall be an "EVENT OF DEFAULT" hereunder if Debtor breaches any representation, warranty, covenant or provision hereof or of the Agreement, or defaults in the payment or performance of any Obligation; or if there exists any event or condition which, with notice and/or passage of time, would constitute a default under the Agreement or any other document, agreement or instrument evidencing an Obligation. Upon the occurrence of an Event of Default, Secured Party may apply any Collateral to the satisfaction of any or all of the Obligations and pursue any additional rights or remedies available to it under this Pledge Agreement or applicable law. Debtor will upon demand pay to Secured Party all expenses incurred by Secured Party in connection with the Collateral or the exercise of its rights or remedies hereunder, including without limitation, reasonable attorney's fees and other legal expenses, all of which shall constitute additional Obligations secured by the Collateral hereunder. After any such Event of Default: (a) all interest, income or dividends payable on the Collateral shall be the sole property of and paid to Secured Party; and (b) Secured Party may at any time sell, assign and deliver, negotiate, convert, or otherwise transfer or dispose of the Collateral at or by any public or private sale in any commercially reasonable manner, and may apply the proceeds therefrom to the payment of all Obligations. Debtor agrees that it shall be commercially reasonable for Secured Party to withdraw funds or liquidate any Collateral prior to its maturity, notwithstanding the imposition of any early withdrawal or other penalties. Debtor hereby irrevocably waives any bonds and any surety or security in connection with the Collateral or the exercise of Secured Party's rights or remedies hereunder that may be required by any statute, court rule or otherwise. Any notice required to be given by Secured Party of a sale or other disposition or other intended action by Secured Party with respect to any of the Collateral or otherwise which is made in accordance with the terms of this Pledge Agreement at least five (5) days prior to such proposed action, shall constitute fair and reasonable notice to Debtor of any such action. Secured Party shall be liable to Debtor only for its gross negligence or willful misconduct in failing to comply with any applicable law imposing duties upon Secured Party; Secured Party's liability for any such failure shall be limited to the actual loss suffered by Debtor directly resulting from such failure. Secured Party shall have no liability to Debtor in tort or for incidental or consequential damages.

        With respect to any Collateral traded on any recognized market or exchange, upon the occurrence of an Event of Default Secured Party may, to the fullest extent permitted by applicable law, sell all or any Collateral, free of rights and claims of Debtor, without notice or advertisement of any kind, on such market or exchange at a price reasonably consistent with the market price effective at the time of such sale and, notwithstanding then current fluctuations in such market price, any such sale shall be deemed reasonable for all purposes if conducted under ordinary terms regardless of the date of such sale or its proximity to the occurrence of an Event of Default. If a public sale of all or a part of any securities is restricted by reason of any provisions contained in the Securities Act of 1933, as amended (the "ACT"), or if such public sale might only occur after delay which might adversely affect the value that might be realized upon the sale of the Collateral, Secured Party may sell the Securities or any part thereof, without the necessity of registration or attempting to cause any registration of the Securities to be effected under the Act, in one or more private sales to a restricted group of purchasers who may be required to agree, among other things, that they are acquiring the Securities for thier own account for investment and not with a view to the distribution or resale thereof. Debtor acknowledges and agrees that any such private sale may be at prices or on terms less favorable to the owner of the Securities than would be the case if they were sold at public sale, and that any such private sale shall be deemed to have been made in a commercially reasonable manner. Debtor agrees that without affecting Secured Party's right to dispose of the Collateral by private sale as aforesaid, it will, upon request of Secured Party, if in the opinion of Secured Party's counsel registration of the Securities of any part thereof is required under the Act, use its best efforts to complete and cause to become effective a registration of the Securities under the Act, and to take all other actions necessary, in Secured Party's opinion, to enable Secured Party to sell, within ninety (90) days of the commencement of such best efforts, the Securities pursuant to an effective registration statement under the Act. Such best efforts shall be commenced promptly after request by Secured Party, which may be given at any time on or after the occurrence of an Event of Default. All expenses of such registration, including, without limitation, registration and filing fees, blue sky fees, printing expenses, fees and disbursements of counsel for Debtor and Secured Party, fees and expenses of auditors of Debtor and Secured Party, and all underwriter, broker or dealer discounts, and all transfer taxes shall be borne by Debtor who agrees to do all acts and things which are usual and customary in connection with registered offerings of securities, including entering into indemnification agreements with Secured Party and any underwriters. The managing underwriter of any public offering for which any said registration statement is filed shall have the right to impose such conditions on the sale of the Securities as it shall reasonably deem necessary to protect the underwritten offering, provided such conditions are similarly and proportionately imposed on other shares which may be included in said registration as the result of the exercise of piggyback rights by the holders of such other shares.

        7. ASSIGNMENT. The provisions of this Pledge Agreement shall be binding upon and shall inure to the benefit of the heirs, administrators, successors and assigns of Secured Party and Debtor, provided, however, that Debtor may not assign any of its rights or delegate any of its Obligations hereunder without the prior written consent of Secured Party. Secured Party may, from time to time, without notice to Debtor, sell, assign, transfer, participate, pledge or otherwise dispose of all or any part of the Obligations and/or the Collateral therefor. In such event, each and every immediate and successive purchaser, assignee, transferee, participant, pledgee, or holder of all or any part of the Obligations and/or the Collateral (each a "HOLDER") shall have the right to enforce this Pledge Agreement, by legal action or otherwise, for its own benefit as fully as if such Holder were herein by name specifically given such rights. Debtor agrees that the rights of any such Holder hereunder or with respect to the related Obligations shall not be subject to any defense, set off or counterclaim that Debtor may assert or claim against Secured Party, and that any such Holder shall have all of the Secured Party's rights hereunder but none of the Secured Party's obligations. Secured Party shall have an unimpaired right to enforce this Pledge Agreement for its benefit with respect to that portion of the Obligations which Secured Party has not sold, assigned, transferred, participated, pledged or otherwise disposed of.
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        8. TERMINATION. Upon the payment and performance in full of all
Obligations, Secured Party shall deliver, or shall cause to be delivered, the Collateral to Debtor (less any portion of same sold, assigned, transferred, disposed of or applied by Secured Party pursuant to the provisions hereof), and this Pledge Agreement shall thereupon be terminated.

        9. MISCELLANEOUS. No failure on the part of Secured Party to exercise and no delay in exercising any right, power or remedy hereunder shall operate as a waiver thereof. All rights and remedies in this Pledge Agreement are cumulative and not alternative and are not exclusive of any other remedies provided by law. Any provisions hereof contrary to, prohibited by or invalid under applicable laws or regulations shall be inapplicable and deemed omitted herefrom, and shall not invalidate the remaining provisions hereof. Debtor will promptly deliver to Secured Party such further documents as assurance and take such further action as Secured Party may from time to time reasonably request in order more effectively to carry out the purpose of this Pledge Agreement and to protect the rights and remedies of Secured Party hereunder, including without limitation, the execution and delivery of financing statements under the UCC. Debtor acknowledges receipt of a true copy and waives acceptance hereof. THIS PLEDGE AGREEMENT CONSTITUTES THE ENTIRE AGREEMENT OF DEBTOR AND SECURED PARTY RELATIVE TO THE SUBJECT MATTER HEREOF, AND THERE ARE NO PRIOR OR CONTEMPORANEOUS UNDERSTANDINGS OR AGREEMENTS, WHETHER ORAL OR IN WRITING, BETWEEN THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF, NEITHER THIS PLEDGE AGREEMENT NOR ANY PROVISION HEREOF MAY BE CHANGED, WAIVED, DISCHARGED OR TERMINATED EXCEPT BY AGREEMENT IN WRITING SIGNED BY THE PARTY AGAINST WHICH ENFORCEMENT OF SUCH CHANGE, WAIVER, DISCHARGE OR TERMINATION IS SOUGHT. Any notices and demands shall be in writing and sent to the parties by regular mail at the addresses herein set forth or to such other address as the parties may hereafter specify by written notice.

THIS PLEDGE AGREEMENT AND THE LEGAL RELATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF RHODE ISLAND, WITHOUT REGARD TO PRINCIPLES REGARDING THE CHOICE OF LAW. DEBTOR HEREBY CONSENTS TO THE JURISDICTION OF THE COURTS OF THE STATE OF RHODE ISLAND AND THE FEDERAL DISTRICT COURT FOR THE DISTRICT OF RHODE ISLAND FOR THE PURPOSES OF ANY SUIT, ACTION OR OTHER PROCEEDING ARISING OUT OF ITS OBLIGATIONS HEREUNDER AND EXPRESSLY WAIVES ANY OBJECTIONS TO THE VENUE OF SUCH COURTS. DEBTOR HEREBY EXPRESSY WAIVES TRIAL BY JURY IN ANY ACTION BROUGHT ON OR WITH RESPECT TO THIS PLEDGE aGREEMENT. Any action by Debtor against Secured Pary for any cause of action relating to this Pledge Agreement shall be instituted within one year after any such cause of action first arises.

Dated: October 24, 1995

FLEET CREDIT CORPORATION                       T CELL SCIENCES, INC.

     /s/ Alexis M. Smith                             /s/ Alan Tuck
By:______________________________              By:_____________________________

      Alexis Smith                                   Alan Tuck
Name:____________________________              Name:____________________________

       Vice President                                 President & CEO
Title:___________________________              Title:___________________________